FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT
                              FACILITIES AGREEMENT


      THIS FIFTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "AMENDMENT") is entered into as of December 1, 1999, by and among DT INDUSTRIES, INC., a Delaware corporation ("DOMESTIC BORROWER"), DT INDUSTRIES (UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH INC., formerly Kalish Canada Inc., and DT CANADA INC. (together with Domestic Borrower, separately and collectively, "BORROWER"), BANK OF AMERICA, N.A., formerly NationsBank, N.A., as administrative agent ("ADMINISTRATIVE AGENT"), and the other lenders listed on the signature pages hereof (the "LENDERS").

                                    RECITALS

(a) Borrower, Administrative Agent and the Lenders are parties to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21,1997 (as amended through the date hereof, the "CREDIT AGREEMENT"; terms defined in the Credit Agreement and not otherwise defined herein shall be used herein as defined in the Credit Agreement).

(b) Borrower, Administrative Agent, and the Lenders desire to amend the Credit Agreement as described below, subject to the terms and conditions contained herein.

      NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:

1. AMENDMENT TO THE CREDIT AGREEMENT. The Credit Agreement is hereby amended by entirely amending the fourth sentence of Section 19.2. thereof, as follows:

            The foregoing notwithstanding, no such amendment, modification, waiver or consent shall release any of the Collateral or any Covered Person or any Guarantor from its obligations under the Loan Documents in connection with any sale, disposition or refinancing of assets (other than in connection with sales or dispositions permitted under Section 14.6. and upon compliance with Section 6.2.3.) unless signed by authorized officers of Borrower and any one or more Lenders whose shares of Lenders' Exposure at the relevant time aggregate at least 80%, and no such amendment, modification, waiver or consent shall, unless signed by authorized officers of Borrower and of all the Lenders: (i) increase any Revolving Loan Commitment of any Lender, or increase the Letter of Credit Commitment or subject any Lender or the Letter of Credit Issuer to a greater obligation than expressly provided for in this Agreement,
            (ii) reduce or forgive the repayment of principal of any Advance or the reimbursement of any draw on a Letter of Credit or decrease the rate, or change the mechanism for determining the rate, of interest on any Advance or any fees or other amounts payable by Borrower hereunder, (iii) change to a later date the regularly scheduled dates for payments of principal or interest of any Advance or other fees or amounts payable to any Lender under the Loan Documents (including, without limitation, the Revolving Loan Maturity Date), (iv) change the provisions of
          Section 17 to the detriment of any Lender, (v) change the definition of Required Lenders herein, (vi) change the provisions of this Section, (vii) change any provisions of this Agreement requiring ratable distributions to Lender, (viii) release any of the Collateral or any Covered Person or any Guarantor from its obligations under the Loan Documents in connection with any transaction or other event or circumstance other than a sale, disposition or refinancing of a Covered Person's assets, or (ix) subordinate the Loan Obligations to any other Indebtedness.

     2. ACKNOWLEDGMENT OF THE BORROWER. The Borrower acknowledges and agrees that the Lenders executing this Amendment have done so in their sole discretion and without any obligation. The Borrower further acknowledges and agrees that any action taken or not taken by the Lenders or the Administrative Agent prior to, on or after the date hereof shall not constitute a waiver or modification of any term, covenant or provision of any Loan Document or prejudice any rights or remedies which the Administrative Agent or any Lender now has or may have in the future under any Loan Document, Applicable Law or otherwise, all of which rights and remedies are expressly reserved by the Administrative Agent and the Lenders.

     3. SUBSIDIARIES ACKNOWLEDGMENT. By signing below, each of the Domestic Borrower's Subsidiaries which has executed a guaranty of the Loan Obligations
(a) consents and agrees to this Amendment's execution and delivery, (b) ratifies and confirms its obligations under its guaranty, (c) acknowledges and agrees that its obligations under its guaranty are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (d) acknowledges and agrees that it has no claims or offsets against, or defenses or counterclaims to, its guaranty.

     4. RELEASE.

          (a) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries hereby unconditionally and irrevocably remises, acquits, and fully and forever releases and discharges the Administrative Agent and the Lenders and all respective affiliates and subsidiaries of the Administrative Agent and the Lenders, their respective officers, servants, employees, agents, attorneys, principals, directors and shareholders, and their respective heirs, legal representatives, successors and assigns (collectively, the "RELEASED LENDER PARTIES") from any and all claims, demands, causes of action, obligations, remedies, suits, damages and liabilities (collectively, the "BORROWER CLAIMS") of any nature whatsoever, whether now known, suspected or claimed, whether arising under common law, in equity or under statute, which the Domestic Borrower or any of its Subsidiaries ever had or now has against the Released Lender Parties which may have arisen at any time on or prior to the date of this Amendment and which were in any manner related to any of the Loan Documents or the enforcement or attempted enforcement by the Administrative Agent or the Lenders of rights, remedies or recourses related thereto.

          (b) Upon this Amendment becoming effective, the Domestic Borrower and each of its Subsidiaries covenants and agrees never to commence, voluntarily aid in any way, prosecute or cause to be commenced or prosecuted against any of the Released Lender Parties any action or other proceeding based upon any of the Borrower Claims which may have arisen at any time on or prior to the date of this Amendment and were in any manner related to any of the Loan Documents.

          (c) The agreements of the Domestic Borrower and each of its Subsidiaries set forth in this SECTION 4 shall survive termination of this Amendment and the other Loan Documents.

     5. CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of December 1, 1999, so long as Administrative Agent shall have received executed counterparts of this Amendment from each of the parties listed on the signature pages hereof.

     6. REFERENCE TO CREDIT AGREEMENT. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended by this Amendment.

     7. COUNTERPARTS; EXECUTION VIA FACSIMILE. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. This Amendment may be validly executed and delivered by facsimile or other electronic transmission.

     8. GOVERNING LAW: BINDING EFFECT. This Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon the Borrower, the Administrative Agent, each Lender and their respective successors and assigns.

     9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     10. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to all provisions of the Credit Agreement applicable to Loan Documents, all of which are incorporated in this Amendment by reference the same as if set forth in this Amendment verbatim.

     11. NO ORAL AGREEMENTS. THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties hereto have executed this Amendment as the date first above written.

BORROWER:

DT INDUSTRIES, INC.,                 KALISH INC.  formerly  Kalish Canada Inc.,
a Delaware corporation               a New Brunswick, Canada corporation


By: /s/ Bruce P. Erdel                By: /s/ Bruce P. Erdel
--------------------------------     ---------------------------------------
Bruce P. Erdel, Senior Vice President-   Bruce P. Erdel, Vice President and
Finance and Administration               Treasurer


DT CANADA INC.,                       ASSEMBLY TECHNOLOGIE &
a New Brunswick, Canada corporation   AUTOMATION GMBH, a German
                                      limited liability company


By: /s/ Bruce P. Erdel                By:  /s/ Bruce P. Erdel
   ----------------------------------    ---------------------------------------
Bruce P. Erdel, Vice President           Bruce P. Erdel, Geschaftsfuhrer
and Treasurer


DT INDUSTRIES (UK) II LIMITED,
a corporation of England and Wales


By: /s/ Bruce P. Erdel
   ----------------------------------
Bruce P. Erdel, Director


SUBSIDIARIES:


ADVANCED ASSEMBLY AUTOMATION, INC.           ASSEMBLY TECHNOLOGY & TEST, INC.


By: /s/ Bruce P. Erdel                       By:  /s/ Bruce P. Erdel
   ----------------------------------           --------------------------------
Name:   Bruce P. Erdel                       Name:    Bruce P. Erdel
Title:  Vice President                       Title:   Vice President

DETROIT TOOL AND ENGINEERING CO.             MID-WEST AUTOMATION SYSTEMS, INC.


By: /s/ Bruce P. Erdel                       By:  /s/ Bruce P. Erdel
   ----------------------------------           --------------------------------
Name:   Bruce P. Erdel                       Name:    Bruce P. Erdel
Title:  Vice President                       Title:   Vice President

DETROIT TOOL METAL PRODUCTS CO.              SENCORP SYSTEMS, INC.


By: /s/ Bruce P. Erdel                       By:  /s/ Bruce P. Erdel
   ----------------------------------           --------------------------------
Name:   Bruce P. Erdel                       Name:    Bruce P. Erdel
Title:  Vice President                       Title:   Vice President

HANSFORD MANUFACTURING CORPORATION           ARMAC INDUSTRIES, CO.


By: /s/ Bruce P. Erdel                       By:  /s/ Bruce P. Erdel
   ----------------------------------           --------------------------------
Name:   Bruce P. Erdel                       Name:    Bruce P. Erdel
Title:  Vice President                       Title:   Vice President

PHARMA GROUP, INC.                           ASSEMBLY MACHINES, INC.


By: /s/ Bruce P. Erdel                       By:  /s/ Bruce P. Erdel
   ----------------------------------           --------------------------------
Name:   Bruce P. Erdel                       Name:    Bruce P. Erdel
Title:  Vice President                       Title:   Vice President


MID-WEST AUTOMATION ENTERPRISES, INC.        VANGUARD TECHNICAL SOLUTIONS, INC.


By: /s/ Bruce P. Erdel                       By:  /s/ Bruce P. Erdel
   ----------------------------------            -------------------------------
Name:   Bruce P. Erdel                       Name:    Bruce P. Erdel
Title:  Vice President                       Title:   Vice President

ADMINISTRATIVE AGENT AND LENDERS:

BANK OF AMERICA, N.A., formerly             DRESDNER BANK AG, NEW YORK
NationsBank, N.A., as Administrative Agent AND GRAND CAYMAN BRANCHES and a Lender


By:  /s/ William E. Livingstone, IV         By:  /s/ John W. Sweeney
   ----------------------------------          ---------------------------------
         William E. Livingstone, IV         Name:    John W. Sweeney
         Managing Director                  Title:   Vice President


                                            By:  /s/ John R. Morrison
                                               ---------------------------------
                                            Name:    John R. Morrison
                                            Title:   Vice President

THE BANK OF NEW YORK                        THE BANK OF NOVA SCOTIA


By: /s/ Edward J. DeSalvo                   By:  /s/ M.D. Smith
   ---------------------------------           ---------------------------------
Name:   Edward J. DeSalvo                   Name:    M.D. Smith
Title:  Vice President                      Title:   Agent



THE SAKURA BANK, LIMITED                    MERCANTILE BANK NATIONAL ASSOCIATION


By: /s/ Yoshikazu Nagura                    By:  /s/ Timothy N. Scheer
   ---------------------------------           ---------------------------------
Name:   Yoshikazu Nagura                    Name:    Timothy N. Scheer
Title:  Senior Vice President               Title:   Vice President


GENERAL ELECTRIC CAPITAL                    THE SUMITOMO BANK, LIMITED
CORPORATION


By: /s/ Gregory Hong                        By:  /s/ Suresh S. Tata
   ---------------------------------           ---------------------------------
Name:   Gregory Hong                        Name:    Suresh S. Tata
Title:  Duly Authorized Signatory           Title:   Senior Vice President


NATIONAL CITY BANK


By: /s/ Jeffrey C. Geeding
   ---------------------------------
Name:   Jeffrey C. Geeding
Title:  Senior Vice President